UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (Date of earliest event reported): March 20, 2008

IGI, INC.
(Exact name of registrant as specified in charter)

DELAWARE	001-08568	01-0355758
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

105 Lincoln Avenue Buena, New Jersey 08310 (Address of principal executive offices)(Zip Code)

(856) 697-1441 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On March 20, 2008, the Bylaws (the "Bylaws" and as amended and restated, the "Amended and Restated Bylaws") of IGI, Inc. (the "Company") were amended and restated to (1) allow for the issuance and transfer of uncertificated shares of the Company's capital stock, (2) provide that special meetings of the stockholders may only be called by the Chairman of the Board, the Chief Executive Officer (or if no Chief Executive Officer, then the President), or at the request of a majority of the Board, (3) delete certain provisions requiring the Company to state in its notice of meeting the place at which the Company's stockholder list could be examined, (4) include advance notice procedures relating to director nominations or proposals of other business to be brought by stockholders, (5) modify provisions relating to the Company's requirement to produce its stockholder list at a stockholders meeting, (6) clarify the quorum and voting requirements of stockholders at a stockholders meeting, (7) provide for minimum notice requirements in the case of a special meeting of the Board and (8) provide Board committee procedures for notice of meetings and quorum and voting requirements.

Provisions Relating to Stock Certificates

Article I Section 1 of the Bylaws (Article 1 in the Amended and Restated Bylaws) was modified to allow for the issuance and transfer of uncertificated shares of the Company's capital stock.

Provisions Relating to Meetings of Stockholders

      Article I Section 6 of the Bylaws (Section 2.5 of the Amended and Restated Bylaws) relating to calling a special meeting of stockholders was modified to provide that special meetings may only be called by the Chairman of the Board, the Chief Executive Officer of the Company (or if there is no Chief Executive Officer, then the President), or upon a resolution adopted upon the affirmative vote of a majority of the Board. The Bylaws previously provided that annual or special meetings could only be called by the directors or by any officer instructed by the directors to call the meeting. The Board retains the authority to call annual meetings of stockholders as set forth in Section 2.3 of the Amended and Restated Bylaws.

      Article I Section 6 of the Bylaws (Section 2.6 of the Amended and Restated Bylaws) regarding notice or wavier of notice of a meeting of stockholders was amended to delete the provision of the Bylaws requiring the Company to state in its notice of meeting the place at which the Company's stockholder list could be examined. In addition, the Bylaws were amended to provide that a meeting notice can be delivered to stockholders by electronic transmission.

      Section 2.7 of the Amended and Restated Bylaws was added to include advance notice procedures requiring, among other things, that a stockholder that desires to properly bring business before an annual meeting of the Company's stockholders or nominate a candidate to serve on the Board must deliver written notice of such business or nomination to the Company's Secretary (i) not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of the Company's stockholders or (ii) in the event that the annual meeting of the Company's stockholders is called for a date that is not within 60 days

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before or after the anniversary date of the immediately preceding annual meeting of the Company's stockholders, not earlier than the 90th day prior to the annual meeting and not later than the later of the 60th day prior to the annual meeting or the 15th day following the day on which public announcement of the date of the meeting is first made by the Company. These advance notice procedures are separate from, and in addition to, the requirements set forth in the rules and regulations of the Securities and Exchange Commission that a stockholder must meet in order to have a stockholder proposal or nomination included in the Company's proxy materials for an annual meeting of the Company's stockholders. In the event the Company calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, a stockholder that desires to properly nominate a candidate to serve on the Board must deliver written notice of such nomination to the Company's Secretary not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 15th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

      Article I Section 6 of the Bylaws (Section 2.8 of the Amended and Restated Bylaws) regarding productions of the stockholder list at annual or special meetings of stockholders was amended to permit the Company to make its stockholder list available on an electronic network or at its principal place of business. The Bylaws previously required that the stockholder list be made available either at a place within the city in which the meeting was being held, which place was required to be specified in the notice of meeting or at the place where the meeting was being held.

      Article I Section 6 of the Bylaws (Section 2.12 and 2.13 of the Amended and Restated Bylaws) has been clarified to provide that a majority of the of the voting power of all the outstanding shares of capital stock of the Company entitled to vote on such matter shall constitute a quorum at any meeting of stockholders and that action on the matter to be voted upon is approved if the votes cast favoring the action exceed the votes cast opposing the action.

Provisions Relating to the Board of Directors

      Article II Section 4 of the Bylaws (Section 3.7 of the Amended and Restated Bylaws) was amended to change the advance notice period required to be given to directors in connection with a special meeting of the Board. The Bylaws previously required notice to be given in sufficient time for the convenient assembly of the directors at the meeting. The Amended and Restated Bylaws impose a two day notice requirement if such notice is delivered personally, be telegram or overnight courier service, by facsimile communication or by electronic transmission, or at least five days notice if such notice is sent by mail. Section 3.11.2 and 3.11.3 of the Amended and Restated Bylaws were added to provide procedures for notice of committee meetings and quorum and voting requirements at committee meetings.

      The full text of the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference. The description of the Amended and Restated Bylaws is qualified in its entirety by reference to Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

Exhibit 3.1	IGI, Inc. Amended and Restated Bylaws

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

Date: March 26, 2008	By:	/s/ Carlene Lloyd

Name: Carlene Lloyd Title: Vice President of Finance

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	IGI, Inc. Amended and Restated Bylaws

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